Exhibit 99.1

1st Quarter Report                                                       UB

                               March 31, 2006

                           Union Bankshares, Inc.
                           ----------------------

                           Amex: UNB

[Photo]


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1st Quarter Report                                   Union Bankshares, Inc.
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Consolidated Balance Sheets (unaudited)

ASSETS                                           March 31, 2006    March 31, 2005
Cash and Due from Banks                            $ 10,908,482      $ 16,183,537
Federal Funds Sold & Overnight Deposits                   1,150         3,017,997
Interest Bearing Deposits in Banks                    7,298,607         6,908,312
Investment Securities Available for Sale             30,433,942        37,829,138
Loans Held for Sale                                   1,790,615         5,756,163
Loans, net                                          309,085,699       271,955,878
Reserve for Loan Losses                              (3,146,564)       (3,067,534)
Premises and Equipment, net                           6,108,302         5,277,381
Other Real Estate Owned                                       0            35,734
Accrued Interest & Other Assets                       9,519,247         8,785,804
                                                   ------------      ------------
      Total Assets                                 $371,999,480      $352,682,410
                                                   ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Non-interest Bearing Deposits                      $ 47,816,790      $ 52,581,458
Interest Bearing Deposits                           262,277,057       245,804,845
Borrowed Funds                                       15,877,340         9,454,658
Accrued Interest & Other Liabilities                  4,206,623         4,226,083
Common Stock                                          9,837,222         9,831,222
Paid in Capital                                         142,449           106,988
Retained Earnings                                    34,055,823        32,289,309
Accumulated Other Comprehensive Income                 (136,925)          109,778
Treasury Stock at Cost                               (2,076,899)       (1,721,931)
                                                   ------------      ------------
      Total Liabilities and Shareholders' Equity   $371,999,480      $352,682,410
                                                   ============      ============

Standby letters of credit were $1,486,000 and $924,000 at March 31, 2006 and 2005, respectively.

Consolidated Statements of Income (unaudited)

                                   3/31/2006       3/31/2005
                                       (3 months ended)
Interest Income                   $5,925,475      $5,131,886
Interest Expense                   1,446,866         858,998
                                  ----------      ----------
  Net Interest Income              4,478,609       4,272,888
  Provision for Loan Losses           45,000               0
                                  ----------      ----------
    Net Interest Income after
     Provision for Loan Losses     4,433,609       4,272,888

Trust Income                          70,759          65,129
Non-interest Income                  875,751         819,645
Non-interest Expenses:
  Salaries & Wages                 1,493,945       1,376,740
  Pension & Employee Benefits        576,834         515,015
  Occupancy Expense, net             205,183         203,604
  Equipment Expense                  254,428         268,258
  Other Expenses                     866,679         816,982
                                  ----------      ----------
    Total                          3,397,069       3,180,599
                                  ----------      ----------
Income before Taxes                1,983,050       1,977,063
Income Tax Expense                   509,933         582,226
                                  ----------      ----------
Net Income                        $1,473,117      $1,394,837
                                  ==========      ==========

Earnings per Share                     $0.32           $0.31
Book Value per Share                   $9.21           $8.92


Directors UNION BANKSHARES, INC. & UNION BANK
Richard C. Sargent, Chairman           Franklin G. Hovey II
Cynthia D. Borck                       Richard C. Marron
Steven J. Bourgeois                    Robert P. Rollins
Kenneth D. Gibbons                     John H. Steel

Officers UNION BANKSHARES, INC.
Richard C. Sargent                     Chairman
Cynthia D. Borck                       Vice President
Kenneth D. Gibbons                     President & CEO
Marsha A. Mongeon                      Vice President/Treasurer
Robert P. Rollins                      Secretary
JoAnn A. Tallman                       Assistant Secretary

ST. JOHNSBURY ADVISORY BOARD
Cynthia D. Borck                       Kirk Dwyer
J.R. Alexis Clouatre                   Kenneth D. Gibbons
William T. Costa, Jr.                  Franklin G. Hovey II
Dwight A. Davis

LITTLETON ADVISORY BOARD
Judith F. Aydelott                     Schuyler W. Sweet
Stanley T. Fillion                     Norrine A. Williams

Officers UNION BANK
Rhonda L. Bennett            Vice President                   Morrisville
John T. Booth, Jr.           Finance Officer                  Morrisville
Cynthia D. Borck             Executive Vice President         Morrisville
Jennie H. Buchanan           Assistant Vice President         Morrisville
Stacey L.B. Chase            Assistant Treasurer              Morrisville
Jeffrey G. Coslett           Vice President                   Morrisville
Michael C. Curtis            Vice President                   St. Albans
Peter J. Eley                Senior Vice President            Morrisville
Fern C. Farmer               Assistant Vice President         Morrisville
Patsy S. French              Assistant Vice President         Jeffersonville
Kenneth D. Gibbons           President & CEO                  Morrisville
Don D. Goodhue               Information Systems Officer      Morrisville
Lorraine M. Gordon           Assistant Vice President         Morrisville
Melissa A. Greene            Assistant Treasurer              Hardwick
Claire A. Hindes             Assistant Vice President         Morrisville
Patricia N. Hogan            Vice President                   Morrisville
Tracey D. Holbrook           Vice President                   St. Johnsbury
Lynne P. Jewett              Assistant Treasurer              Morrisville
Peter R. Jones               Vice President                   Morrisville
Stephen H. Kendall           Vice President                   Fairfax
Susan O. Laferriere          Vice President                   St. Johnsbury

Officers UNION BANK (continued)
Dennis J. Lamothe            Vice President                   St. Johnsbury
Susan F. Lassiter            Assistant Vice President         Jeffersonville
Phillip L. Martin            Vice President                   Stowe
Robert L. Miller             Trust Officer                    St. Johnsbury
Marsha A. Mongeon            Senior Vice President-Treasurer  Morrisville
Mildred R. Nelson            Assistant Vice President         Littleton
Barbara A. Olden             Assistant Vice President         St. Johnsbury Ctr.
Deborah J. Partlow           Trust Officer                    Morrisville
Bradley S. Prior             Assistant Treasurer              Morrisville
Colleen D. Putvain           Assistant Treasurer              Morrisville
Robert P. Rollins            Secretary                        Morrisville
Ruth P. Schwartz             Vice President                   Morrisville
Robyn A. Sheltra             Assistant Treasurer              Stowe
David S. Silverman           Senior Vice President            Morrisville
Sara J. Small                Assistant Treasurer              Morrisville
Karen C. Sylvester           Assistant Treasurer              Lyndonville
JoAnn A. Tallman             Assistant Secretary              Morrisville
Alycia R. Vosinek            Commercial Loan Officer          Littleton
Francis E. Welch             Assistant Vice President         Morrisville

                    For more Company information, please visit Union Bank's
                                          web pages at www.unionbankvt.com.


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Union Bankshares, Inc.
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Dear Shareholder:                                            April 27, 2006

We are pleased to report the results of the first quarter of 2006 for your company. Asset growth was 5.5% as loan growth continues to be stronger than anticipated. Loans outstanding increased 11.9% over the same quarter in 2005. We attribute this growth to the broadening of our market area (new St. Albans loan office) as well as concentrating business development initiatives in our established service areas. You will notice from the financial statements, funding this loan demand was accomplished by the 3.9% increase in deposits, increased borrowings (FHLB advances) and a reduction in our investment portfolio. As a result, net interest income improved 4.8% or $206 thousand.

Earnings for the quarter, although above last year's period, were 2% less than budgeted. This was due mainly to increased interest expense (see below), one time start up costs associated with opening the Littleton office, and increased health care costs. In addition, with continued strong loan demand, it was determined increasing the reserve for loan losses was appropriate. Looking ahead to the balance of 2006, we expect continued earnings improvement.

Competition for deposits is quite tough as we see new products being offered, increased interest rates and some investors moving back into the stock market. We have introduced a free small business checking account to ensure we stay competitive in this sought after market segment.

Earlier this month the FDIC increased its deposit insurance coverage on most "retirement accounts" from $100,000 to $250,000. This is the first increase in deposit insurance coverage in 25 years and should help community banks compete with brokerage houses for these deposits.

In late March our Littleton, NH branch opened for business with a well attended grand opening. Over 250 people visited this new office and we are pleased with the business this has generated. Stan Fillion, the controller of Littleton Coin Company, has joined Judy Aydelott, Norrine Williams and Schuyler Sweet as advisory board members for the Littleton region. Stan brings good experience and knowledge of the Littleton market and we are pleased to have the services of all four of them.

As we customarily do at this time of year, we "report" on the past winter season. The good news is the warmer than normal weather helped everyone with their home heating bill. The bad news is the mild winter had a negative impact on many winter sports. It appears downhill ski areas were slightly below last year's revenues; however, most cross country ski areas and snowmobiling related businesses were clearly off the mark. Hopefully a short mud season and an early summer will bring tourism related revenues back to normal levels.

Enclosed is your dividend check or advice of deposit, representing a dividend of $.26 to shareholders of record on April 24, 2006. Recently you should have received our proxy statement, ballot, and annual report. We urge you to review these documents, as they contain much information about your company. We cordially invite you to attend the annual meeting at 3:00 PM on Wednesday, May 17th at Union Bank's main office in Morrisville.

Sincerely,

/s/ Richard Sargent                    /s/ Kenneth D. Gibbons

Richard C. Sargent                     Kenneth D. Gibbons
Chairman                               President & CEO



Union Bankshares, Inc.
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Shareholder Assistance
and Investor Information

If you need assistance with a change in registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

Corporate Name:         Union Bankshares, Inc.

Transfer Agent:         Union Bank
                        P.O. Box 667
                        Morrisville, VT 05661-0667

Phone:                  802.888.6600

Fax:                    802.888.4921

E-mail:                 ubexec@unionbankvt.com

American Stock Exchange
Ticker Symbol:          UNB

Union Bank Offices
Fairfax                 Littleton, NH            St. Albans
Jct. Rtes. 104 & 128*   263 Dells Road*          Loan Center
802.849.2600            603.444.7136             120 North Main St.
                                                 802.524.9000

Hardwick                Lyndonville              St. Johnsbury
103 VT Rte. 15*         183 Depot St.*           364 Railroad St.*
802.472.8100            802.626.3100             802.748.3131

Hyde Park               Morrisville              325 Portland St.*
250 Main St.            20 Lower Main St.*       802.748.3121
802.888.6880            802.888.6600

Jeffersonville          65 Northgate Plaza*      St. Johnsbury Ctr.
44 Main St.*            Route 100                Green Mtn. Mall*
802.644.6600            802.888.6860             1998 Memorial Dr.
                                                 802.748.2454

Johnson                 Stowe
198 Lower Main St.*     47 Park St.*             *ATMs at
802.635.6600            802.253.6600             these branches


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